Exhibit 99.1

B.W.P. Distributors, Inc.
and Affiliates

Combined Financial Report

October 25, 2012

Contents

Report of Independent Registered Public Accounting Firm	1

Financial Statements:

Combined Balance Sheet	2

Combined Statement of Income	3

Combined Statement of Owners' Equity	4

Combined Statement of Cash Flows	5 - 6

Notes to Carve-Out Combined Financial Statements	7 - 19

Report of Independent Registered Public Accounting Firm

To the Board of Directors
B.W.P. Distributors, Inc.
Armonk, New York

We have audited the accompanying carve-out combined balance sheet of B.W.P. Distributors, Inc. and Affiliates (the “Company”) as of October 25, 2012 and the related carve-out combined statements of income, owners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements comprising the carve-out balance sheet together with the related statement of income, owners' equity, and cash flows have been prepared from the separate records maintained by the Company.

In our opinion, the carve-out combined financial statement referred to above present fairly, in all material respects, the financial position of the Company as of October 25, 2012, and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the 2012 financial statements have been restated to correct an opening equity balance misstatement.

/s/ McGladrey LLP

New York, New York
April 5, 2013

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

COMBINED BALANCE SHEET

OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

2012
ASSETS

Current assets:
Cash	$2,608
Accounts and trade notes receivable, net of allowance
for doubtful accounts of	20,804
Inventories (Note 2)	59,636
Due from related parties	2,648
Prepaid expenses and other current assets	1,914

Total current assets	87,610

Property, plant and equipment - net (Note 4)	5,564

Other assets (Note 3)	12,278

Total assets	$105,452

LIABILITIES AND OWNERS' EQUITY

Current liabilities:
Accounts payable	$28,245
Trade acceptances payable (Note 6)	8,179
Revolver (Note 5)	10,029
Accrued expenses and other current liabilities	3,213

Total current liabilities	49,666

Other liabilities (Note 10)	2,691

Total liabilities	52,357

Commitments and contingency (Note 7)

Owners' equity (Note 8)
Common Stock (600 shares authorized, 304 shares outstanding)	105
Additional Paid-In Capital	425
Retained Earnings	49,604
Member's Equity	2,060
Non-Controlling Interests	901

Total Owners' Equity	53,095

Total liabilities and owners' equity	$105,452

See Notes to Carve-Out Combined Financial Statements

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

COMBINED STATEMENT OF INCOME

YEAR ENDED OCTOBER 25, 2012
(In Thousands)
_________________________________________

2012

NET SALES	$232,951

Cost of sales	122,730

Gross profit	110,221

Operating expenses	100,907

INCOME FROM OPERATIONS	9,314

Other income (expenses):
Sundry income	1,899
Interest expense	(642)

1,257

Income before provision for income taxes	10,571

Provision for income taxes (Note 12)	152

NET INCOME	$10,419

See Notes to Carve-Out Combined Financial Statements

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

COMBINED STATEMENT OF OWNERS' EQUITY

YEAR ENDED OCTOBER 25, 2012
(In Thousands)
_________________________________________

	Common Stock	Additional Paid-in Capital	Retained Earnings	Members' Equity	Non- controlling Interests	Owners' Equity

Balance at October 25,
2011 (as restated, Note 1M)	$105	$425	$47,824	$3,180	$924	$52,458

Net income	—	—	11,361	(990)	48	10,419

Distributions to
owners	—	—	(9,581)	(130)	(71)	(9,782)

Balance at October 25,
2012	$105	$425	$49,604	$2,060	$901	$53,095

See Notes to Carve-Out Combined Financial Statements

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

COMBINED STATEMENT OF CASH FLOW

YEAR ENDED OCTOBER 25, 2012
(In Thousands)
_________________________________________

2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$10,419
Adjustments to reconcile net income to net cash
provided by operating activities:
Net gain on sale of assets	(1)
Depreciation and amortization	1,654
Provision for doubtful accounts	338

Changes in assets, (increase) decrease:
Accounts and trade notes receivable	1,317
Inventories	3,864
Prepaid expenses	144
Due from related parties	(5,488)
Other assets	5,540

Changes in liabilities increase (decrease):
Accounts payable	(1,990)
Income Tax Payable	(31)
Accrued expenses and other liabilities	(5,079)

Net cash provided by operating activities	10,687

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(2,753)
Payment for business acquisitions	(1,963)
Proceeds from sale of assets	1

Net cash used in investing activities	(4,715)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolver borrowings	5,030
Principal payments on long-term debt	(64)
Trade acceptances payable	(1,351)
Distributions to owners	(9,782)

Net cash used in financing activities	(6,167)

NET INCREASE / (DECREASE) IN CASH	(195)

CASH AT BEGINNING OF YEAR	2,803

CASH AT END OF YEAR	$2,608

See Notes to Carve-Out Combined Financial Statements

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

COMBINED STATEMENT OF CASH FLOW
(CONCLUDED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands)
_________________________________________

2012

Cash paid for income taxes	$208

Cash paid for interest	$1,257

See Notes to Carve-Out Combined Financial Statements

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(1)	PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) Principles of combination

The combined financial statements include the accounts of B.W.P. Distributors, Inc.("B.W.P."), SST Auto Parts, Inc., BWP2 Holding LLC, Enfield Auto Parts LLC and BWP HAMDEN Auto Parts LLC, as of and for the year ended October 25, 2012. These entities are affiliated by common control under BWP Distributors, Inc. (collectively the "Company"). All significant inter-company transactions and balances have been eliminated in combination. These financial statements were prepared to report the accounts of the combined companies that were acquired by Advance Auto Parts, Inc. (“Advance”) subsequent to October 25, 2012 and exclude the accounts of certain other affiliated entities that were not acquired by Advance.

Carve-Out Financial Statements - Basis of Reporting: In accordance with the carve-out accounting provisions of Staff Accounting Bulletin (“SAB”) Topic 1B (“Topic 1B”), Allocation of Expenses and Related Disclosure in Financial Statements of Subsidiaries, Divisions or Lesser Business Components of Another Entity, the Company's financial statements as of and for the year ended October 25, 2012 exclude the entities of IJAN Holding LLC, IJAN-NJ Realty LLC, IJAN-B Realty LLC, IJAN Realty LLC, IJAN-MA Realty LLC, IJAN2-MA Realty LLC, IJAN-CT Realty LLC, IJAN2CT Realty LLC, IJAN2NY Realty LLC, and IJAN-PA Realty LLC which are entities under common control.

(B) Principal business activity

The Company supplies, markets and distributes automotive replacement parts and accessories primarily to commercial customers in the northeastern United States. The Company operates three distribution centers and owns or supplies 216 stores located in New York, New Jersey, Connecticut, Massachusetts, Vermont, Rhode Island, New Hampshire and Pennsylvania. Of the 216 stores, 124 stores are company-owned and operated.

(C) Revenue Recognition

Revenues are recognized when products are shipped and title has transferred to the customer. Sales are recorded net of discounts, sales taxes and estimated allowances. The Company estimates returns based on current sales levels and the Company's historical return experience.

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(1)	PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(D) Accounts Receivable

Accounts receivable are reported at their outstanding unpaid principal balances reduced by an allowance for doubtful accounts. The Company estimates doubtful accounts based on historical bad debts, factors related to specific customer ability to pay and current economic trends. The Company writes off accounts receivable against the allowance when a balance is determined to be uncollectible.

(E) Inventories

Inventories of automotive replacement parts and accessories are stated at lower of cost or market. Cost is determined by the last-in, first-out (LIFO) method for all inventories.

(F) Depreciation and amortization

Depreciation is provided for on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized over the lesser of the term of the related lease or the estimated useful lives of the assets.

(G) Concentration of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and accounts and trade notes receivable which approximate fair-value due to the short maturities of these investments. The Company maintains cash balances in bank accounts that at times may exceed federally insured limits. It has not experienced any losses to date resulting from this policy. The Company is directly affected by the well-being of the automotive replacement parts industry. The Company's concentration of credit risk with respect to accounts and trade notes receivables is limited because the Company's customer base consists of a large number of customers with relatively small balances, which allows the credit risk to be spread across a broad base. The Company also mitigates its exposure to credit risk through management's control of credit approval along with continuous monitoring procedures and providing allowances for losses when necessary.

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(1)	PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(H) Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates by management that affect the financial statements and accompanying notes. Actual results could differ from those estimates.

(I) Income Taxes

The stockholders of B.W.P. Distributors, Inc. and SST Auto Parts, Inc. have consented that the companies be treated as small business corporations (S Corporations) for federal and state income tax purposes. Accordingly, there is no provision for federal income taxes on the earnings of the companies, as such earnings flow directly to their stockholders. These companies are subject to state income taxes at reduced rates and to local income taxes. The following entities, BWP2 Holding LLC, Enfield Auto Parts LLC, BWP Hamden Auto Parts LLC, are not subject to corporate taxes as such earnings flow directly to their partners and members, respectively.

The Company is not subject to federal income tax, but may be subject to certain state taxes.  FASB provides guidance for how uncertain tax positions should be recognized, measured, disclosed and presented in the financial statements.  This requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained “when challenged” or “when examined” by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense and liability in the current year.   The Company classifies interest as a component of interest expense and penalties as a component of tax expense.  For the year ended October 25, 2012 management has determined that there are no material uncertain income tax positions.  The Company's operations are included in the federal income tax returns of the owners, as well as the in the owners' state tax returns.  The tax returns for the years ended October 25, 2009 and later remain open to examination by the Internal Revenue Service.  In most instances, state income tax returns remain subject to examination for tax years ended October 25, 2009 or later.

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(1) PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(J) Business Combinations, Goodwill and other Intangibles

The Company accounts for all business combinations using purchase accounting. Goodwill is not subject to amortization, rather, goodwill is subject to at least an annual assessment for impairment applying a fair-value-based test. Additionally, an acquired intangible asset should be separately recognized if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented or exchanged, regardless of the acquirer's intent to do so.

(K) Financial Instruments

The carrying amounts of cash, accounts and trade notes receivable, notes payable and accounts payable approximate fair value because of their short-term maturity and interest rates which approximate current rates.

(L) Recent Accounting Pronouncements

In July 2012, the Financial Accounting Standards Board, or FASB, issued ASU No. 2012-02 “Intangible-Goodwill and Other - Testing Indefinite-Lived Intangible Assets for Impairment.” ASU 2012-02 modifies the requirement to test intangible assets that are not subject to amortization based on events or changes in circumstances that might indicate that the asset is impaired now requiring the test only if it is more likely than not that the asset is impaired.  Furthermore, ASU 2012-02 provides entities the option of performing a qualitative assessment to determine if it is more likely than not that the fair value of an intangible asset is less than the carrying amount as a basis for determining whether it is necessary to perform a quantitative impairment test. ASU 2012-02 is effective for fiscal years beginning after September 15, 2012 and early adoption is permitted. The adoption of ASU 2012-02 will have no impact on the Company's combined financial condition, results of operations or cash flows.

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(1) PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

In September 2011, the FASB, issued ASU No. 2011-08 “Intangible-Goodwill and Other - Testing Goodwill for Impairment.” ASU 2011-08 provides entities the option of performing a qualitative assessment to determine if it is more likely than not that the fair value of a reporting unit is less than the carrying amount as a basis for determining whether it is necessary to perform a two-step quantitative goodwill impairment test. ASU 2011-08 is effective for fiscal years beginning after December 15, 2011. The adoption of ASU 2011-08 will have no impact on the Company's combined financial condition, results of operations or cash flows.
In September 2011, the FASB issued ASU No. 2011-09, "Compensation - Retirement Benefits - Multiemployer Plans (Subtopic 715-80)." ASU 2011-09 requires that employers provide additional separate disclosures for multiemployer pension plans and multiemployer other postretirement benefit plans. The additional quantitative and qualitative disclosures will provide users with more detailed information about an employer's involvement in multiemployer pension plans. ASU 2011-09 is effective for fiscal years ending after December 15, 2011. This standard is disclosure related only and the adoption of ASU 2011-09 has had no effect on Company's consolidated financial condition, results of operations or cash flows.
(M) Restatement

In 2012, the Company determined that there had been an error in its accounting for self-insurance medical and workers' compensation related liabilities. The adjustments required included recognition of previously unrecorded liabilities.
The following table presents the impact of the restatement adjustments on stockholders' equity as of October 25, 2011.

Owners' Equity - October 25, 2011, as previously Reported	$54,616
Medical liability	(1,022)
Workers' Compensation liability	(1,136)

Decrease in Owners' Equity	(2,158)

Owners' Equity - October 25, 2011, as restated	$52,458

(N) Subsequent Event

On December 31, 2012, the Company was acquired by Advance Auto Parts, Inc. (“Advance”) in an all-cash transaction. Concurrent with the closing of the acquisition, Advance transferred the rights to distribute to 92 independently owned locations and sold one of the distribution centers and related assets to an affiliate of General Parts International, Inc., a privately held auto supply company.

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(2)	INVENTORIES

The Company uses the last-in, first-out (LIFO) method of valuation in order to more closely match current costs with current revenues. If the first-in, first-out (FIFO) method of accounting had been used it would have had the following effect:

	2012
	LIFO	FIFO

Inventories	$59,636	$59,287
Net income	$10,419	$9,866

(3) OTHER ASSETS

Other assets consist of the following:	October 25,
2012
Noncurrent portion of accounts and trade notes receivable	$587
Goodwill	2,748
Covenants not to compete	316
Investments	8,413
Other assets	214

$12,278

On November 11, 2004, the Company made a preferred stock investment in the amount of $8,000, in General Parts Inc. (“GPI”, formerly known as “The International Group Inc.”). The Company accounts for this investment using the cost method of accounting for investments. GPI is a company which owns, among others, World Wide Parts and Accessories Corporation (“Worldpac”), a company which sells automotive parts. The Company's investment in GPI is represented by 800,000 shares of preferred class W, $10 par value common stock.

The changes in the carrying value of goodwill for the year ended October 25, 2012, as are follows:

Balance as of October 26, 2011	$2,583
Goodwill acquired during 2012 (see Note 11)	165

Balance as of October 25, 2012	$2,748

All of the above goodwill at October 25, 2012 is expected to be deductible for income tax purposes.

The net cumulative amortization of other intangible assets for the year ended October 25, 2012 is $731.

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(4)	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment, at cost, consist of the following:

	October 25,	Estimated
	2012	Useful Life

Machinery and equipment	$5,864	5 to 10 years
Furniture and fixtures	1,422	5 to 10 years
Computer software and equipment	6,839	5 to 15 years
Transportation equipment	200	2 to 3 years
Leasehold improvements	2,647	5 to 20 years

	16,972
Less accumulated depreciation
and amortization	11,408

	$5,564

(5)	REVOLVER

The Company modified its credit facility during 2010 and now has borrowings up to $30,000 with two banks available by means of loans and letters of credit. The agreements expire in May 2013 and are shown as a current liability. Pursuant to the agreements, the Company must, among other things, maintain certain levels of tangible net worth, debt service coverage and distributions. The outstanding balance at October 25, 2012 was $10,029 with interest payable monthly at the 30-day LIBOR plus 1.75% (1.96% at October 25, 2012). The credit facility is collateralized by substantially all the assets of the Company, excluding certain property, plant and equipment.

(6) TRADE ACCEPTANCES PAYABLE

The Company has a short-term arrangement with a bank for trade acceptances for use by the Company in payment of merchandise at the contractual due dates. The outstanding balance at October 25, 2012 was $8,179, and is included in trade acceptance payable in the accompanying combined balance sheet. As of October 25, 2012, there was availability of $6,821 under this arrangement.

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(7)	COMMITMENTS AND CONTINGENCY

(A)	Operating leases

The Company leases warehouse, store space, other facilities and transportation vehicles under agreements accounted for as operating leases expiring through March 2020 from related parties and other third parties. Future minimum rental payments required under these non-cancelable operating leases at October 25, 2012 are as follows:

Year ending October 25,	Amount
2013	$8,794
2014	6,849
2015	5,145
2016	3,536
2017	2,556
Subsequent to 2017	3,252

$30,132

Certain of the leases contain renewal options, provide for payment of certain occupancy costs and are subject to escalation for increases in the consumer price index.

For the year ended October 25, 2012, rent expense was $9,781 including $3,294 to related parties.

(B) Letter of Credit

For the year ended October 25, 2012, the Company was committed under a letter of credit by a bank on its behalf of approximately $3,514.

(C) Claims and Litigation

From time to time, the Company may be party to other claims and litigation arising in the ordinary course of business.  The Company does not believe that any adverse final outcome of any of these matters, whether covered by insurance or otherwise, would have a material adverse effect on the Company.

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(7)	COMMITMENTS AND CONTINGENCY - CONTINUED

(D) Guarantor

The Company is a guarantor on two loan agreements between related entities of the Company and outside parties. As of October 25, 2012, the total amount guaranteed is $5,125. The first guarantee is of a bond payable to the Westchester County Industrial Development Agency. As of October 25, 2012 the guaranteed balance is $3,000, which is payable by the related entity in quarterly installments through October 2028. The bond is collateralized by a first mortgage lien on the facility acquired. The Company has guaranteed the bond by use of an irrevocable letter of credit issued by a bank (Note 7B). The second guarantee is of a note payable to a bank in connection with the construction of a distribution facility. As of October 25, 2012 the guaranteed balance is $2,125 and matures in January 2014. The bond is collateralized by a building and land owned by the related entity.

In connection with the December 31, 2012 acquisition of the Company by Advance Auto Parts, Inc. (Note 1M), the above noted loan agreements were repaid and the Company was released from the respective guarantees.

(8)	OWNERS' EQUITY

The combined financial statements reflect the following capital structure at October 25, 2012. (Only dollar amounts in thousands).

2012
B.W.P. Distributors, Inc.
Common stock, voting, no par value; 200 shares
authorized, 102.08 shares issued and outstanding	$35
Common stock, non-voting, no par value; 200 shares
authorized, 102.08 shares issued and outstanding	35
Additional paid-in capital	357
Retained earnings	52,813

Total stockholders' equity	53,240

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(8)	OWNERS' EQUITY - CONTINUED

2012
SST Auto Parts, Inc.
Common stock, no par value; 200 shares authorized,
100 shares issued and outstanding (50 shares held
by noncontrolling interest)	35
Additional paid-in capital	68
Retained earnings	707
Noncontrolling interest (50 shares)	755

Total stockholders' equity	1,565

BWP Hamden Auto Parts LLC
Members' equity	256
Noncontrolling interest	89

Total members' equity	345

BWP 2 Holding LLC
Members' equity	1,768

Enfield Auto Parts LLC
Members' equity	184
Noncontrolling interest	66

Total members' equity	250

57,168

Less inter company profit and investment elimination	4,073

Total combined owners' equity	$53,095

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(9)	PROFIT-SHARING AND PENSION PLANS

(A) Profit-sharing plan

The Company has a profit-sharing and thrift plan, which qualifies under Section 401(k) of the Internal Revenue Code. The plan, which covers employees not covered under collective bargaining agreements, allows eligible employees to contribute up to 10% of their annual compensation to the plan. The Company is required to contribute a matching amount of up to 2% of the participants' compensation. Profit-sharing expense for the year ended October 25, 2012 was $512.

(B)	Multi employer pension plans

The Company contributes to one multiemployer defined benefit plan under the terms of a collective-bargaining agreement covering its union-represented employees making up 8% of the workforce. The risks of participation in this multiemployer plan are different from single-employer plans in the following aspects: (a) assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers, (b) if a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers, and (c) if the Company chooses to stop participating in its multiemployer plan, the Company will be required to pay that plan an amount based on the underfunded status of the plan, referred to as the withdrawal liability.

The Company's participation in this plan for the annual period ended October 25, 2012 is outlined in the table below. The “EIN/Pension Plan Number” column provides the Employee Identification Number (EIN). The zone status is based on information that the Company received from the plan and is certified by the plan's actuary. Among other factors, plans in the red zone are generally less than 65 percent funded, plans in the yellow zone are less than 80 percent funded, and plans in the green zone are at least 80 percent funded. The “FIP/RP Status Pending/Implemented” column indicates plans for which a financial improvement plan (FIP) or a rehabilitation plan (RIP) is either pending or has been implemented. The last column lists the expiration date of the collective-bargaining agreement to which the plan is subject. Finally, the period-to-period comparability of the contributions for years 2011 and 2012 was affected by a 75% increase in the 2012 contribution rate. There have been no other significant changes that affect the comparability of the 2011 and 2012 contributions.

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(9)	PROFIT-SHARING AND PENSION PLANS - CONTINUED

(B)	Multi employer pension plans

Pension Fund	EIN/Pension Plan Number	Pension Plan Protection Act Zone Status		FIP/RP Status Pending/Implemented	Contributions of BWP Distributors, Inc.		Surcharge Imposed	Expiration Date of Collective-Bargaining Agreement
		2012	2011		2012	2011
Local 111 Pension Fund	11-1955247 Plan 001	Green as of 1/1/2012	Green as of 1/1/2011	Implemented	$31	$16	None	3/31/2013

(10)	RELATED PARTY TRANSACTIONS

(A)	Operating facilities

The Company leases warehouse and store space from related entities on a month-to-month basis. For the year ended October 25, 2012 rent expense paid to these entities was approximately $625.

(B)	Due from / to related parties

The Company engages in business with related party real estate entities including loans and advances totaling $2,648 for the year ended October 25, 2012

The Company has amounts due to related parties of approximately $1,207 included in accounts payable in the ordinary course of business.

(C)	Non-controlling interest

At October 25, 2012, 50% of SST Auto Parts, Inc. was owned by employees of the Company. At October 25, 2012, 25% of Enfield Auto Parts LLC was owned by an employee of the Company. At October 25, 2012, 25% of BWP Hamden Auto Parts LLC was owned by an employee of the Company.

B.W.P. DISTRIBUTORS, INC. AND AFFILIATES

NOTES TO CARVE-OUT COMBINED FINANCIAL STATEMENTS
(CONTINUED)

YEAR ENDED OCTOBER 25, 2012
(In Thousands except for share data)
_________________________________________

(11)	ACQUISITIONS, DISPOSITIONS AND SALE OF PROPERTY

During the year ended October 25, 2012, the Company acquired 2 stores. The Company paid $1,963 through its line of credit and internal cash.

The following table summarizes the estimated fair values of the assets acquired.

Accounts receivable	$273
Inventory	1,167
Prepaid and other current assets	25
Fixed Assets	108

Net assets acquired	$1,573
Covenant not to compete	225
Goodwill	165

Total purchase price	$1,963

(12) TAX

The provision for income taxes differed from the amount computed by applying the federal statutory income tax rate for income taxes computed at the Statutory U.S. federal income tax rate (35%):

October 25, 2012

Total federal and state income taxes	$3,852
Federal income taxes attributed to S Corporation ownership	(3,700)

Provision for income taxes - state current taxes	$152